UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 5, 2025 (June 1, 2025)

Nano Nuclear Energy Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-42044	88-0861977
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 Times Square, 30th Floor

New York, New York 10018

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 634-9206

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, par value $0.0001 per share	NNE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Independent Director

On June 1, 2025, the Board of Directors (the “Board”) of Nano Nuclear Energy Inc, a Nevada corporation (the “Company”), appointed Dr. Seth Berl as an independent director of the Company and a member of the Nominating and Corporate Governance Committee of the Board, effective immediately.

Also on June 1, 2025, the Company entered into an independent director agreement (the “Berl Director Agreement”) with Dr. Berl, effective on June 1, 2025. Pursuant to the Berl Director Agreement, Dr. Berl is (i) entitled to annual cash compensation of $50,000, and at every one-year anniversary for subsequent years, related to his Board service; (ii) eligible for additional compensation awards and restricted equity shares and/or equity stock options; and (iii) at the Company’s discretion, entitled to receive a retention fee for services rendered. The Berl Director Agreement also contains customary restrictive covenants relating to confidentiality, non-competition, non-solicitation and non-disparagement, as well as indemnification.

The following is certain biographical information regarding Dr. Berl:

Dr. Seth Berl, age 33, has served as a member of the Board since June 1, 2025. He is a technology executive with governmental and private experience and expertise in high-performance computing, artificial intelligence and machine learning, data science, cybersecurity, embedded and “internet of things” systems, tactical edge networks, satellite communications, and enterprise-scale storage and networking. Since May 2025, Dr. Berl has served as Global GTM, Government Technologies Chief Technologist at Intel Corporation, where he helps shape technology and go-to-market strategy for worldwide government solutions. From June 2024 to May 2025, Dr. Berl served as Deputy Chief Data Officer at the U.S. Department of Energy (DOE) where he led the enterprise data program harnessing data and artificial intelligence to drive operational results. From 2020 to 2024, Dr. Berl served as Chief Technology Officer at GovSmart, Inc., a private firm where he led technical direction, built strategic partnerships, and helped drive product innovation for federal agencies and commercial clients. Prior to these roles, Dr. Berl worked as a nuclear and atomic physics researcher at the University of Virginia and Old Dominion University, coordinating with National Science Foundation, National Aeronautics and Space Administration (NASA), Department of Energy (DOE), Defense Advanced Research Projects Agency (DARPA), Northrop Grumman, and the U.S. Air Force for product development, including, among others, a quantum physics package for acceleration and rotation sensing, quantum computing memory, and the design and fabrication of microelectronics and semiconductors. He also founded and ran Smartec, LLC, a technology-consulting firm that served Fortune 500 companies. Dr. Berl received a Ph.D. and an M.A. in Experimental Atomic Physics from the University of Virginia, and holds dual B.S. degrees in Electrical Engineering and Physics, with a minor in Mathematics, from Old Dominion University.

The Company believes Dr. Berl is qualified to serve on the Board given his expertise and significant governmental and private company experience relevant to the Company’s business. There are no (i) family relationships between Dr. Berl and any other directors or executive officers of the Company, or (ii) related party transactions with Dr. Berl requiring disclosure pursuant to Item 404 of Regulation S-K.

Following the appointment of Dr. Berl, the Board is comprised of six members, including two executive directors and four independent directors.

The foregoing summary of the Berl Director Agreement is not complete and is qualified in its entirety by reference to the full text of the Berl Director Agreement, a copy of which is attached hereto as Exhibits 10.1 and is incorporated herein by reference.

Compensatory Arrangements of Certain Officers and Directors

On June 3, 2025, the Compensation Committee of the Company’s Board approved certain amendments to the compensation arrangements for the Company’s executive officers and directors, effective as of June 3, 2025. The compensation amendments for the Company’s executive officers were made to better align its compensation program with current market practices, based on an executive compensation benchmarking report provided by an independent consulting firm commissioned by the Company.

Executive Officer Compensation Amendments

The compensation amendments for the Company’s executive officers are shown in the table below:

Name of Executive Officer	New Annual Base Salary	One Time Cash Bonus	Restricted Stock Unit (“RSU”) Grant
			Value of Award (US$)	Number of RSUs	Fair Value per RSU on the Grant Date	Grant Date	Vesting Schedule
Jay Jiang Yu	$650,000	$600,000	$4,018,086	137,700	$29.18	June 3, 2025	One third (1/3) vesting on each of the first, second and third anniversary of the Grant Date
James Walker	$500,000	$300,000	$2,511,348	86,064	$29.18	June 3, 2025
Jaisun Garcha	$400,000	$200,000	$1,507,001	51,645	$29.18	June 3, 2025
Florent Heidet	$400,000	$100,000	$804,055	27,555	$29.18	June 3, 2025

The RSUs were awarded under and subject to the terms of the Company’s 2025 Equity Incentive Plan (as the same may be amended from time to time, the “2025 Plan”), effective as of June 3, 2025 (“Grant Date”). Effective June 3, 2025, the Company entered into restricted stock unit award agreements (in the form previously filed as exhibits to the 2025 Plan, the “RSU Agreements”) with each of the foregoing referenced executive officers to memorialize the RSU grants. The RSU Agreements contain substantially similar terms and conditions, pursuant to which each officer is granted certain fixed amount of RSUs at a fair value of $29.18 per RSU, with one third (1/3) vesting on each of the first, second and third anniversary of the Grant Date, subject to each officer’s continued service with the Company through each applicable vesting date. Any applicable fraction of an RSU that would otherwise be vested will be accumulated and will vest only when a whole RSU has accumulated.

The shares of common stock underlying each officer’s RSUs are registered under the Securities Act of 1933, as amended (the “Securities Act”), but are subject to restriction given each officer’s status as an affiliate of the Company.

Director Compensation Amendment

The compensation amendments for the Company’s independent directors are shown in the table below:

Name of Independent Directors	New Annual Cash Compensation	RSU Grant
		Value of Award (US$)	Number of RSU	Fair Value per RSU on the Grant Date	Grant Date	Vesting Schedule
Dr. Tsun Yee Law	$50,000	$100,029	3,428	$29.18	June 3, 2025	The first anniversary of the Grant Date
Diane Hare	$50,000	$100,029	3,428	$29.18	June 3, 2025
Dr. Kenny Yu	$50,000	$100,029	3,428	$29.18	June 3, 2025
Dr. Seth Berl	$50,000	$437,700	15,000	$29.18	June 3, 2025	50% vesting on the last day of the six months from Grant Date; with the remaining 50% vesting on the first anniversary of the Grant Date

The foregoing RSUs were awarded under and subject to the terms of the 2025 Plan. To memorialize the RSU grants, the Company entered into RSU Agreements with each of its independent directors.

The shares of common stock underlying each director’s RSUs are registered under the Securities Act, but are subject to restriction given each director’s status as an independent director of the Company.

Item 7.01 Regulation FD

On June 5, 2025, the Company issued a press release announcing the appointment of Dr. Berl to the Board. A copy of such release is furnished hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit
10.1*	Independent Director Agreement, dated June 1, 2025, by and between Nano Nuclear Energy Inc. and Dr. Seth Berl
10.2	Form of Restricted Stock Unit Award Agreement (1)
99.1	Press Release, dated June 5, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

(1) Incorporated by reference to the Company’s Definitive Proxy Statement on Schedule 14A, filed on February 28, 2025

* Certain portions of the exhibit have been omitted pursuant to Item 601(a)(6) of Regulations S-K. The Company hereby agrees to furnish a copy of any omitted portion to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 5, 2025	NANO Nuclear Energy Inc.

	By:	/s/ Jaisun Garcha
	Name:	Jaisun Garcha
	Title:	Chief Financial Officer